UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23620

John Hancock GA Senior Loan Trust
(Exact name of registrant as specified in charter)

197 Clarendon Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Heidi Knapp
Treasurer

197 Clarendon Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-572-6231

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

John Hancock GA Senior Loan Trust
Annual Report
December 31, 2020

John Hancock GA Senior Loan Trust
December 31, 2020

John Hancock GA Senior Loan Trust
Portfolio summary 12-31-20

Portfolio Composition as of 12-31-20 (% of net assets)

Senior loans	75.6
Short-term investments and other	24.4

Top 10 Issuers as of 12-31-20 (% of net assets)

Octo Consulting Group LLC	3.8
Walnut Parent, Inc.	3.8
GSM Acquisition Corp.	3.1
Cerity Partners LLC	2.7
DCG Acquisition LLC	2.7
Nxgen Buyer, Inc.	2.7
Apex Service Partners LLC	2.6
Drilling Info, Inc.	2.6
Simplicity Financial Marketing Holdings, Inc.	2.6
Avtex Solutions LLC	2.5
TOTAL	29.1
Cash and cash equivalents are not included.
1

John Hancock GA Senior Loan Trust
Portfolio of investments 12-31-20

	Rate (%)	Maturity date	Par value^	Value

Senior loans (A)(B) 75.6%				$143,251,998
(Cost $141,409,492)

Communication services 4.8%				9,148,477
Avtex Solutions LLC, Term Loan (3 month LIBOR + 4.750%)	5.750	02-08-24	4,706,713	4,706,713
Leg, Inc., Delayed Draw Term Loan (3 month LIBOR + 4.000%)	4.221	07-25-25	1,290,771	1,290,771
Leg, Inc., Revolver (3 month LIBOR + 3.250%)	6.250	07-25-25	79,747	79,747
Leg, Inc., Term Loan (1 and 2 month LIBOR + 4.000%)	4.187	07-25-25	3,071,246	3,071,246

Consumer staples 1.6%				3,017,079
Fresh Holdco, Inc., Term Loan (3 and 6 month LIBOR + 5.250%)	6.250	01-24-26	2,992,462	3,017,079

Energy 2.2%				4,129,785
Andretti Buyer LLC, Term Loan (3 month LIBOR + 6.500%)	7.500	06-30-26	4,092,354	4,129,785

Financials 13.7%				25,955,926
Cerity Partners LLC, Term Loan (1 month LIBOR + 5.750%)	6.750	12-31-25	5,272,727	5,207,917
GC Waves Holdings, Inc., Delayed Draw Term Loan (3 month LIBOR + 5.750%)	6.750	10-31-25	865,778	865,778
GC Waves Holdings, Inc., Term Loan (1 month LIBOR + 5.750%)	6.750	10-31-25	3,266,925	3,266,925
High Street Insurance Partners, Inc., Delayed Draw Term Loan (3 month LIBOR + 6.500%)	7.500	12-03-25	1,358,996	1,358,997
High Street Insurance Partners, Inc., Term Loan (1 week LIBOR + 6.250% and 3 month LIBOR + 6.500%)	7.320	12-03-25	3,029,924	3,029,924
Oakbridge Insurance Agency LLC, Revolver (1 month LIBOR + 5.500%)	6.500	12-31-25	326,577	326,577
Oakbridge Insurance Agency LLC, Term Loan A (1 month LIBOR + 5.500%)	6.500	12-31-27	3,331,081	3,218,739
Simplicity Financial Marketing Holdings, Inc., Delayed Draw Term Loan (3 month LIBOR + 5.750%)	6.750	09-13-24	138,271	117,529
Simplicity Financial Marketing Holdings, Inc., Term Loan (1 month LIBOR + 5.750%)	7.250	09-13-24	4,715,035	4,663,276
Worldwide Facilities LLC, 2019 Term Loan (1 and 6 month LIBOR + 4.500%)	4.743	09-07-26	3,998,912	3,900,264

Health care 6.8%				12,980,496
Medbio LLC, Term Loan (1 month LIBOR + 6.000%)	6.147	07-18-24	4,336,956	4,386,956
Therapeutic Research Center LLC, Delayed Draw Term Loan (3 month LIBOR + 4.250%)	5.250	03-21-26	902,574	891,709
Therapeutic Research Center LLC, Term Loan (1 month LIBOR + 4.250%)	5.250	03-21-26	3,782,398	3,733,226
ZBS Alliance Animal Health LLC, Delayed Draw Term Loan (1 month LIBOR + 5.250%)	6.250	11-07-25	1,930,679	1,959,324
ZBS Alliance Animal Health LLC, Revolver (1 month LIBOR + 5.250%)	6.250	11-07-25	286,451	290,748
ZBS Alliance Animal Health LLC, Term Loan (1 month LIBOR + 5.250%)	6.250	11-07-25	1,701,518	1,718,533

Industrials 23.2%				43,952,073
Apex Service Partners LLC, 2019 Term Loan (3 month LIBOR + 5.250%)	6.250	07-31-25	4,987,394	4,987,394
BHI Investments LLC, 1st Lien Term Loan (3 month LIBOR + 4.500%)	5.500	08-28-24	2,992,268	2,992,268
GSM Acquisition Corp., Delayed Draw Term Loan (6 month LIBOR + 5.000%)	6.000	11-16-26	387,278	396,456

The accompanying notes are an integral part of the financial statements.

2

John Hancock GA Senior Loan Trust
Portfolio of investments 12-31-20

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
GSM Acquisition Corp., Term Loan (3 and 6 month LIBOR + 5.000%)	6.000	11-16-26	5,506,329	$5,554,742
IOP Monroe Acquisition, Inc., Term Loan (3 month LIBOR + 5.500%)	6.500	04-01-22	4,372,746	4,372,746
ISS Compressors Industries, Inc., 2020 Term Loan (3 month LIBOR + 5.500%)	6.500	02-05-26	2,741,942	2,713,401
Octo Consulting Group LLC, Term Loan (1 month LIBOR + 4.500%)	5.500	04-30-25	7,229,862	7,228,517
Paint Intermediate III LLC, 1st Lien Term Loan (3 month LIBOR + 4.250%)	5.250	06-14-24	2,992,327	2,992,327
TDG Group Holding Company, Revolver (1 month LIBOR + 5.250%)	5.395	05-31-24	571,501	565,949
TDG Group Holding Company, Term Loan (1 month LIBOR + 5.250%)	5.397	05-31-24	3,467,107	3,454,476
The S2 HR Group LLC, Revolver (2 month LIBOR + 4.750%)	5.750	05-31-25	336,943	336,943
The S2 HR Group LLC, Term Loan (2 month LIBOR + 4.750%)	5.750	05-31-25	4,267,148	4,267,148
Thermostat Buyer LLC, Term Loan A (3 month LIBOR + 4.250%)	5.250	02-22-25	4,135,477	4,089,706

Information technology 7.7%				14,534,609
Drilling Info, Inc., 2018 Term Loan (1 month LIBOR + 4.250%)	4.397	07-30-25	4,987,249	4,987,249
MRI Software LLC, 2020 Term Loan B (3 month LIBOR + 5.500%)	6.500	02-10-26	4,540,199	4,559,954
Nxgen Buyer, Inc., Term Loan (1 month LIBOR + 4.500%)	5.500	10-31-25	4,987,406	4,987,406

Materials 15.6%				29,533,553
Comar Holding Company LLC, 2018 Term Loan (1 month LIBOR + 5.500%)	6.500	06-18-24	1,754,687	1,734,726
Comar Holding Company LLC, Delayed Draw Term Loan (1 month LIBOR + 5.500%)	6.500	06-18-24	485,294	471,913
Comar Holding Company LLC, First Amendment Term Loan (1 month LIBOR + 5.500%)	6.500	06-18-24	1,599,149	1,583,432
DCG Acquisition LLC, Second Lien Term Loan (1 month LIBOR + 8.500%)	8.653	09-30-27	5,000,000	5,050,000
Fortis Solutions Group LLC, Delayed Draw Term Loan (1 month LIBOR + 5.000%)	6.000	12-15-23	1,021,433	1,021,389
Fortis Solutions Group LLC, Term Loan (1 month LIBOR + 5.000%)	6.000	12-15-23	3,090,635	3,090,466
Liqui-Box Holdings, Inc., Term Loan B (3 month LIBOR + 4.500%)	5.500	02-26-27	2,992,481	2,751,833
Polymer Solutions Group LLC, 2019 Revolver (1 month LIBOR + 4.750%)	5.750	11-26-25	154,589	150,734
Polymer Solutions Group LLC, 2019 Term Loan (1 month LIBOR + 4.750% and 3 month LIBOR + 7.000%)	7.989	11-26-26	1,913,043	1,907,904
Spartech Blocker Acquisition LLC, Term Loan (Prime rate + 3.500% and 1 month LIBOR + 4.500%)	5.504	10-17-25	4,745,437	4,629,906
Walnut Parent, Inc., Term Loan (1 month LIBOR + 5.500%)	6.500	11-09-27	7,250,000	7,141,250

		Yield (%)	Shares	Value

Short-term investments 18.4%				$34,988,973
(Cost $34,988,973)

Short-term funds 18.4%				34,988,973
State Street Institutional U.S. Government Money Market Fund, Premier Class (C)		0.0300	34,988,973	34,988,973

The accompanying notes are an integral part of the financial statements.

3

John Hancock GA Senior Loan Trust
Portfolio of investments 12-31-20

Total investments (Cost $176,398,465) 94.0%	$178,240,971

Other assets and liabilities, net 6.0%	11,316,113

Total net assets 100.0%	$189,557,084

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^	All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
(A)	Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(B)	Senior loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(C)	The rate shown is the annualized seven-day yield as of 12-31-20.

At 12-31-20, the aggregate cost of investments for federal income tax purposes was $176,398,465. Net unrealized appreciation aggregated to $1,842,506, of which $1,962,716 related to gross unrealized appreciation and $120,210 related to gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.

4

Financial statements

John Hancock GA Senior Loan Trust

Statement of assets and liabilities 12-31-20

Assets
Unaffiliated investments, at value (Cost $176,398,465)	$178,240,971
Interest receivable	460,391
Receivable for fund shares issued	15,000,000
Receivable for investments sold	7,673
Other assets	255,835

Total assets	193,964,870
Liabilities
Due to custodian	2,907,020
Distributions payable	843,880
Payable for investments purchased	821
Payable to affiliates
Investment management fees	107,137
Performance fees	161,233
Accounting and legal services fees	6,662
Other liabilities and accrued expenses	381,033

Total liabilities	4,407,786

Net assets	$189,557,084
Net assets consist of
Paid-in capital	$188,232,275
Total distributable earnings (loss)	1,324,809

Net assets	$189,557,084
Net asset value per share
Based on 9,392,193 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$20.18

The accompanying notes are an integral part of the financial statements.

5

John Hancock GA Senior Loan Trust

Statement of operations for the period ended 12-31-201

Investment income
Interest	$1,311,678
Expenses
Investment management fees	107,137
Performance fees	161,233
Accounting and legal services fees	6,662
Transfer agent fees	4,521
Custodian fees	35,842
Professional fees	69,891
Offering and organization costs	421,843
Other	4,832

Total expenses	811,961
Net investment income	499,717
Realized and unrealized gain (loss)

Net realized gain (loss) on
Unaffiliated investments	58,741

58,741

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,842,506

1,842,506
Net realized and unrealized gain	1,901,247

Increase in net assets from operations	$2,400,964

[1]	Period from 11-3-20 (commencement of operations) to 12-31-20.

The accompanying notes are an integral part of the financial statements.

6

John Hancock GA Senior Loan Trust
Statement of changes in net assets

Period ended 12-31-20[1]

Increase (decrease) in net assets

From operations
Net investment income	$499,717
Net realized gain	58,741
Change in net unrealized appreciation (depreciation)	1,842,506

Increase in net assets resulting from operations	2,400,964

Distributions to shareholders
From net investment income and net realized gain	(843,880)

Total distributions	(843,880)

From fund share transactions
Fund shares issued	188,000,000

Total increase	189,557,084
Net assets
Beginning of period	—

End of period	$189,557,084
Share activity

Shares outstanding
Beginning of period	—
Shares issued	9,392,193

End of period	9,392,193

[1]	Period from 11-3-20 (commencement of operations) to 12-31-20.

The accompanying notes are an integral part of the financial statements.

7

John Hancock GA Senior Loan Trust
Statement of cash flows for the period ended 12-31-201

Cash flows from operating activities
Net increase in net assets from operations	$2,400,964
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(149,486,318)
Long-term investments sold	8,200,223
Net purchases and sales in short-term investments	(34,988,973)
Net amortization of premium (discount)	(64,656)
(Increase) Decrease in assets:
Interest receivable	(460,391)
Receivable for investments sold	(7,673)
Other assets	(255,835)
Increase (Decrease) in liabilities:
Payable for investments purchased	821
Payable to affiliates	275,032
Other liabilities and accrued expenses	381,033
Net change in unrealized (appreciation) depreciation on:
Investments	(1,842,506)
Net realized (gain) loss on:
Investments	(58,741)
Net cash provided by operating activities	$(175,907,020)
Cash flows provided by (used in) financing activities
Increase (Decrease) in due to custodian	2,907,020
Fund shares issued	173,000,000
Net cash flows provided by financing activities	$175,907,020
Cash at beginning of period	$—
Cash at end of period	$—

[1]	Period from 11-3-20 (commencement of operations) to 12-31-20.

The accompanying notes are an integral part of the financial statements.

8

John Hancock GA Senior Loan Trust
Financial highlights

Period ended	12-31-20[1]

Per share operating performance

Net asset value, beginning of period	$20.00
Net investment income[2]	0.06
Net realized and unrealized gain (loss) on investments	0.22

Total from investment operations	0.28
Less distributions
From net investment income		(0.10)

Net asset value, end of period	$20.18
Total return (%)	1.40	[3]
Ratios and supplemental data
Net assets, end of period (in millions)	$190
Ratios (as a percentage of average net assets):
Expenses	1.69	[4]
Net investment income	3.44	[4]
Portfolio turnover (%)	6

[1]	Period from 11-3-20 (commencement of operations) to 12-31-20.
[2]	Based on average daily shares outstanding.
[3]	Not annualized.
[4]	Annualized. Certain expenses are presented unannualized.

The accompanying notes are an integral part of the financial statements.

9

John Hancock GA Senior Loan Trust
Notes to financial statements 12-31-20

1. Organization

John Hancock GA Senior Loan Trust (the fund) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end, non-diversified management investment company. The investment objective of the fund is to generate current income.

The fund is only offered to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933 (the 1933 Act), non-U.S. investors within the meaning of Regulation S under the 1933 Act, and other investors eligible to invest in a private placement.

The fund commenced operations on November 3, 2020 as a partnership. On November 19, 2020, the fund elected to be a registered investment company under the 1940 Act.

2. Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are valued at the end of each month at a minimum. The fund invests primarily in senior loans. The Board of Trustees oversees the process of the fund’s valuation of its portfolio securities, assisted by the fund’s Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. In connection with that determination, portfolio valuations are prepared in accordance with the fund’s valuation policy using valuation obtained from independent valuation firms and/or proprietary models.

Valuation techniques include discounted cash flow models, comparison with similar instruments for which observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates. For senior loans, the fund uses valuations from independent valuation firms, which are based on models developed from recognized US GAAP valuation approaches under ASC 820. Some or all of the significant inputs into these models may be unobservable and are derived either from observable market prices or rates or are estimated based on unobservable assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s

10

John Hancock GA Senior Loan Trust
Notes to financial statements 12-31-20

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Senior loan investments are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of senior loan investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the independent valuation firm believes that a third-party market participant would take into account in pricing a transaction. Senior loan investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.

Other debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other debt obligations are generally classified as Level 2.

Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.

The following is a summary of the values by input classification of the fund’s investments as of December 31, 2020 by major security category or type:

			Level 2	Level 3
	Total		Significant	Significant
	value at	Level 1	observable	unobservable
	12-31-20	quoted price	inputs	inputs
Investments in securities:
Assets
Senior loans	$143,251,998	—	—	$143,251,998
Short-term investments	34,988,973	$34,988,973	—	—
Total investments in securities	$178,240,971	$34,988,973	—	$143,251,998

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.

Investments in securities	Senior Loans
Balance as of 11-3-20 (commencement of operations)	—
Purchases	$149,486,318
Sales	(8,200,223)
Realized gain (loss)	58,741
Net amortization of (premium) discount	64,656
Change in unrealized appreciation (depreciation)	1,842,506
Balance as of 12-31-20	$143,251,998
Change in unrealized appreciation (depreciation) at period end*	$1,842,506

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.

11

John Hancock GA Senior Loan Trust
Notes to financial statements 12-31-20

	Fair Value		Significant
	at 12-31-20	Valuation technique	unobservable inputs	Input range	Input weighted average*
Senior Loans	$143,251,998	Discounted cash flow	Discount rate	3.37% - 9.71%	5.81%

*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.

A change to unobservable inputs of the fund’s Level 3 securities as of December 31, 2020 could have resulted in changes to the fair value measurement, as follows:

	Impact to Valuation	Impact to Valuation
Significant Unobservable Input	if input had increased	if input had decreased
Discount rate	Decrease	Increase

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund’s investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Senior loans. The fund invests in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund may also make investments and acquire securities in connection with senior loans, including equity co-investments. Equity co-investments in which the fund may invest are typically small investments in a direct or indirect parent company of the borrower. The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties, subject to customary exceptions, including a pledge of the equity of the borrower and its subsidiaries.

The fund may be subject to greater levels of credit risk, call (or “prepayment”) risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. The fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the fund being unable to realize full value for the senior loans and/or may result in the fund not receiving the proceeds from a sale of a senior loan for an extended

12

John Hancock GA Senior Loan Trust
Notes to financial statements 12-31-20

period after such sale, each of which could result in losses to the fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in the fund should be considered speculative. Junior loans, which are secured and unsecured subordinated loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than senior loans of the same borrower due to the junior loan’s lower place in the borrower’s capital structure and, in some cases, their unsecured status.

The fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender. Unfunded loan commitments are marked to market in accordance with the fund’s valuation policies. Any related unrealized appreciation (depreciation) on unfunded commitments is recorded on the Statement of assets and liabilities and the Statement of operations. As of December 31, 2020, the fund had the following unfunded commitments outstanding.

Unfunded Term Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
Andretti Buyer LLC	—	897,364	$6,732
Avtex Solutions LLC	—	293,287	—
Cerity Partners LLC	1,537,879	439,394	—
Comar Holding Company LLC	876,150	276,184	(11,327)
Fortis Solutions Group LLC	—	876,698	(37)
GC Waves Holdings, Inc.	—	867,298	—
GSM Acquisition Corp.	530,443	825,949	13,565
High Street Insurance Partners, Inc.	603,453	—	—
IOP Monroe Acquisition, Inc.	—	627,254	—
ISS Compressors Industries, Inc.	—	251,151	(2,389)
Leg, Inc.	10	558,227	—
Medbio LLC	—	652,174	6,522
MRI Software LLC	130,328	318,037	1,775
Oakbridge Insurance Agency LLC	3,265,766	326,577	—
Polymer Solutions Group Finance LLC	618,357	309,179	(7,709)
Simplicity Financial Marketing Holdings, Inc.	1,935,791	460,903	(23,968)
TDG Group Holding Company	—	952,502	(3,470)
The S2 HR Group LLC	—	385,078	—
Therapeutic Research Center LLC	—	303,131	(3,639)
Thermostat Buyer LLC	—	853,419	—
Worldwide Facilities LLC	271,188	729,900	(19,751)
ZBS Alliance Animal Health LLC	933,830	143,225	10,771
Totals	10,703,195	11,346,931	$(32,925)
13

John Hancock GA Senior Loan Trust
Notes to financial statements 12-31-20

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Line of credit. The fund has entered into a revolving promissory note agreement with John Hancock Funding Company, LLC (“JH Funding”) and a Line of Credit agreement with John Hancock Life Insurance Company (“JHUSA”). The aggregate outstanding borrowings under the agreements with JHUSA and JH Funding for the fund will not exceed $50 million. Any borrowings will be first drawn from JHUSA subject to certain conditions as specified in the agreement; otherwise, the borrowings will be drawn from JH Funding. There were no upfront fees or commitment fees paid by the fund in connection with these line of credit agreements. The borrowings under these agreements are designed to be short-term to satisfy intermittent delayed draws and will not be used to originate new loans or for investment leverage. For the period ended December 31, 2020, the fund had no borrowings under these agreements.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. The fund incurred organization costs of $387,679 and offering costs of $290,0000 upon commencement of operations. Organization costs were expensed as incurred. Offering costs will be amortized over the fund’s first year of operations.

Statement of cash flows. A Statement of cash flows is presented when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends at least quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the period ended December 31, 2020 amounted to $843,880 of ordinary income.

As of December 31, 2020, there were no distributable earnings on a tax basis.

14

John Hancock GA Senior Loan Trust
Notes to financial statements 12-31-20

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and organizational costs.

3. Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

4. Fees and transactions with affiliates

Manulife Investment Management Private Markets (US) LLC (the Advisor) serves as investment advisor for the fund. The fund does not have a principal underwriter. The fund has entered into a Placement Agency Agreement with John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, to offer to sell shares of the fund. The Advisor and Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays an annual fee rate of 0.55% of average net assets.

Performance fee. The fund has an agreement with the Advisor under which the fund pays a performance fee at annual rate of 10% of the fund’s net profits, if any, over the high water mark provided that the performance fee shall be due only if after deducting such performance fee the fund’s net profits as of the end of the applicable quarter will at least equal a defined preferred return. For the purposes of calculating the performance fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of fund expenses, including the management fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No performance fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the fund, which is referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of performance fees will be reduced in the event of withdrawals by shareholders. The Advisor is under no obligation to repay any performance fees previously paid by the fund. Thus, the payment of performance fee for a fiscal quarter will not be reversed by the subsequent decline of the fund’s net asset value in any subsequent fiscal quarter.

The preferred return as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the “Preferred Return Rate”) multiplied by (b) the fund’s net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the fund’s net asset value resulting from new share purchases during the fiscal quarter and reductions to the fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter (the “Preferred Return Base”). The performance fee will not be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters have been recovered by the fund. The performance fee is accrued monthly and paid quarterly.

15

John Hancock GA Senior Loan Trust
Notes to financial statements 12-31-20

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the period ended December 31, 2020 amounted to an annual rate of 0.03% of the fund’s average net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.

Co-investment. Pursuant to an Exemptive Order issued by the SEC, the fund is permitted to negotiate certain investments with entities with which it would be restricted from doing so under the 1940 Act, such as the Advisor and its affiliates. The fund is permitted to co-invest with affiliates if certain conditions are met. For example, the Advisor makes an independent determination of the appropriateness of the investment for the fund. Also, a “required majority” (as defined in the 1940 Act) of the fund’s independent trustees make certain conclusions in connection with a co-investment transaction as set forth in the order, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the fund and shareholders and do not involve overreaching by the fund or shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of shareholders and is consistent with the fund’s investment objective and strategies. During the period ended December 31, 2020, commitments entered into by the fund pursuant to the exemptive order amounted to $50,750,000.

5. Fund share transactions

Affiliates of the fund owned 100% of shares of the fund on December 31, 2020.

6. Purchase and sale of securities

On November 5, 2020 and November 10, 2020, the fund purchased securities in the amount of $116,925,882 from John Hancock Life Insurance Company (U.S.A.), an affiliate of the Advisor. The securities were purchased at fair market value as of the purchase date.

Purchases and sales of securities, other than short-term investments, amounted to $149,486,318 and $8,200,223, respectively, for the period ended December 31, 2020.

7. Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

8. LIBOR discontinuation risk

LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.

It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the fund invests. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition

16

John Hancock GA Senior Loan Trust
Notes to financial statements 12-31-20

process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

9. New accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of John Hancock GA Senior Loan Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of John Hancock GA Senior Loan Trust (the “Fund”), including the portfolio of investments, as of December 31, 2020 and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period from November 3, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period from November 3, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more John Hancock investment companies since 2019.

Boston, Massachusetts
February 19, 2021

18

John Hancock GA Senior Loan Trust
Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2020.

The fund reports the maximum amount allowable of its ordinary dividends eligible to be treated as interest income for purposes of Section 163(j).

Qualified Interest Income (“QII”) and Qualified Short-Term Capital Gain (“QSTCG”)

NonResident Alien (“NRA”) shareholders are normally subject to a 30% (or lower tax treaty rate depending on the country) NRA withholding tax on income and short-term capital gain dividends paid by a mutual fund, unless such dividends are designated as qualified interest income or qualified short-term capital gains, and therefore exempt from NRA withholding tax. Under the American Jobs Creation Act of 2004, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code. Further, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code.

John Hancock GA Senior Loan Trust
Q4
QII	97.82%
QSTCG	100%
19

John Hancock GA Senior Loan Trust
Board considerations (unaudited)

Evaluation of Advisory Agreement by the Board of Trustees

Approval of Advisory Agreement

At a meeting held on November 13, 2020, the Board of Trustees (the Board) of John Hancock GA Senior Loan Trust (the fund), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of the fund, including the proposed initial approval of the advisory agreement.

This section describes the evaluation by the Board of the advisory agreement between the fund and Manulife Investment Management Private Markets (US) LLC, (the Advisor) (the Advisory Agreement).

In considering the Advisory Agreement with respect to the fund, the Board received in advance of the meeting a variety of materials relating to the fund and the Advisor, including, to the extent available, comparative performance, fee and expense information for other comparable investment companies, performance information for an applicable index showing the composite performance of similar strategies managed by the Adviser and certain of its peers, and other information provided by the Advisor regarding the nature, extent, and quality of services to be provided by the Advisor under the Advisory Agreement, as well as information regarding the Advisor’s anticipated revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. The information received and considered by the Board in connection with the November meeting was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including placement agent services.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and discussed the proposed Advisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it will receive and review information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the fund, and also would be responsible for monitoring and reviewing the activities of third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the fund including investment, operational, enterprise, regulatory and compliance risks.

20

John Hancock GA Senior Loan Trust
Board considerations (unaudited)

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the background, qualifications, and skills of the Advisor’s personnel;

(b) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(c) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(d) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(e) the Advisor’s initiatives intended to improve various aspects of the fund’s operations.

The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this meeting, and to the extent available, the performance of other comparable funds or accounts, if any, managed by the Advisor and the performance of an index showing the composite performance of comparable investment strategies managed by peers.

Fees and Expenses. The Board reviewed comparative information including, among other data, the fund’s anticipated management and performance fees as compared to other comparable investment companies. The Board considered that the proposed management fees were lower than the advisory fees charged to a peer group of investment companies that most closely align with the fund’s investment strategy. The Board noted that the peer group was imperfect given the unique investment strategy and structure of the Fund. The Board took into account management’s discussion of the fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory and performance fees charged to other clients having similar investment mandates, if any. The Board considered any difference between the Advisor’s services to the fund and the services they provide to other such comparable clients or funds.

The Board concluded that the advisory fees to be paid by the fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the fund under the Advisory Agreement.

Profitability/Fall Out Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:

(a) reviewed financial information of the Advisor;

(b) considered that the Advisor will also provide administrative services to the fund on a cost basis pursuant to a services agreement;

(c) noted that affiliates of the Advisor will provide placement agency services to the fund;

(d) noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the fund;

(e) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, and regulatory risk; and

(f) the Advisor’s projected profitability on services to be rendered to the fund and related economies of scale.

21

John Hancock GA Senior Loan Trust
Board considerations (unaudited)

Economies of Scale. In considering the extent to which the fund may realize any economies of scale and whether the fee level reflects these economies of scale for the benefit of the fund’s shareholders, the Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement.

In considering the extent to which economies of scale would be realized if the fund grows and whether the fee level reflects these economies of scale, the Board:

(a) reviewed the fund’s advisory fee structure and took into account management’s discussion of the fund’s advisory fee structure; and

(b) also considered the potential effect of the fund’s future growth in size on its performance and fees.

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement.

22

John Hancock GA Senior Loan Trust
Trustees and Officers

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and executed policies formulated by the Trustees.

Name (Birth Year)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Hassell H. McClellan[2] (1945)	Trustee and Chairperson of the Board (since 2020)	Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005); Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex; and Trustee and Chairperson of the Board, John Hancock GA Mortgage Trust (since 2019).	2
Grace K. Fey[2] (1946)	Trustee (since 2020)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009); Trustee of various trusts within the John Hancock Fund Complex (since 2008); and Trustee, John Hancock GA Mortgage Trust (since 2019).	2
23

John Hancock GA Senior Loan Trust
Trustees and Officers

Deborah C. Jackson[2] (1952)	Trustee (since 2020)	President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011); Trustee of various trusts within the John Hancock Fund Complex (since 2008); and Trustee, John Hancock GA Mortgage Trust (since 2019).	2
Robin Li (1963)[3]	Non-Independent Trustee (since 2020)	Head of Investments, Asia, General Account Investments - Manulife Asset Management (HK) Ltd (2014 - 2018) CEO, Manulife General Account Investments (HK) Ltd (2018) Global Head of Asset Liability Management, Manulife Financial (2019), Non-Independent Trustee, John Hancock GA Mortgage Trust (since 2019).	2

Principal Officers who are not Trustees
Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Principal Officers who are not Trustees
Ian Roke (1969)	President (since 2020)	Vice President, Product Support & Investment Strategy, Global Asset Liability Management for John Hancock and Manulife (since 2013); President, John Hancock GA Mortgage Trust (since 2020).
24

John Hancock GA Senior Loan Trust
Trustees and Officers

Principal Officers who are not Trustees
Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Heidi Knapp (1970)	Treasurer and Chief Financial Officer (since 2020)	Assistant Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2017); Assistant Vice President, John Hancock Life Insurance Company of New York (since 2017); Assistant Vice President, John Hancock Life & Health Insurance Company (since 2017); Assistant Vice President, Hancock Capital Investment Management, LLC (since 2018); Treasurer and Chief Financial Officer, John Hancock GA Mortgage Trust (since 2019).
Jason M. Pratt (1974)	Chief Compliance Officer (since 2020)	Assistant Vice President and Senior Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2011); Assistant Vice President, John Hancock Life Insurance Company of New York (since 2014); Assistant Vice President, John Hancock Life & Health Insurance Company (since 2014); Chief Compliance Officer, Hancock Capital Investment Management, LLC (since 2013); Chief Compliance Officer, Hancock Capital Management, LLC (since 2013); Chief Compliance Officer, John Hancock Funding Company, LLC (since 2018); and Chief Compliance Officer, John Hancock GA Mortgage Trust (since 2019); Vice President and Senior Counsel, John Hancock Life Insurance Company (U.S.A), John Hancock Life Insurance Company of New York, and John Hancock Life & Health Insurance Company (since 2019).
E. David Pemstein (1967)	Secretary and Chief Legal Officer (since 2020)	Senior Managing Director and Chief Counsel, North American Investments for John Hancock and Manulife (since 2015); AVP & Senior Counsel, North American Investments for John Hancock and Manulife (since 2006), Secretary and Chief Legal Officer, John Hancock GA Mortgage Trust (since 2019).

The business address for all Trustees and Officers is 197 Clarendon Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2 Member of the Audit Committee.

3 The Trustee is a Non-Independent Trustee due to current positions with the Advisor and certain affiliates.

25

John Hancock GA Senior Loan Trust
More information

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on the SEC’s website, sec.gov.

26

ITEM 2. CODE OF ETHICS.

As of the end of the year, December 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Grace K. Fey is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock GA Senior Loan Trust for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $49,000 for the fiscal year ended December 31, 2020. John Hancock GA Senior Loan Trust commenced operations November 3, 2020. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees for John Hancock GA Senior Loan Trust amounted to $0 for the fiscal year ended December 31, 2020 billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (“control affiliates”).

(c) Tax Fees

The aggregate fees for John Hancock GA Senior Loan Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $20,000 for the fiscal year ended December 31, 2020. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

All other fees for John Hancock GA Senior Loan Trust billed to the registrant or control affiliates for products and services provided by the principal accountant were $0 for the fiscal year ended December 31, 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

John Hancock GA Senior Loan Trust’s (fund) Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2020, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant(s) for services rendered to the registrant and rendered to the registrant’s control affiliates for the fiscal year of the registrant were $2,828,626 for the fiscal year ended December 31, 2020.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)’ independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Grace K. Fey - Chairman
Hassell H. McClellan
Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management Private Markets (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of John

Hancock GA Senior Loan Trust is below. It provides a brief summary of their business careers over the past five years. Information is provided as of December 31, 2020.

Michael A. Foreman, CFA
Managing Director

Joined Adviser in 1987
Began career in 1997

Long Hoang
Director
Joined Adviser in 1998
Began career in 1999

Daniel A. Walker, CFA
Director
Joined Adviser in 2012
Began career in 2012

Henry Wong
Senior Managing Director
Joined Adviser in 2007
Began career in 1998

Ying Yi
Managing Director
Joint Adviser in 2019
Began career in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Michael A Foreman, CFA	1	$1,441	0	$0	0	$0
Long Hoang	1	$1,441	0	0	0	0
Daniel A. Walker, CFA	1	$1,441	0	0	5	5,834.0
Henry Wong	1	$1,441	0	0	0	0
Yi Ying	1	$1,441	0	0	0	0

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. The portfolio managers serve in a dual capacity as an officer of the Adviser and an employee and officer of one or more John Hancock affiliated companies (John Hancock).

In these roles he provides investment advice and/or investment management-related services to John Hancock as well the Adviser’s advisory client accounts. As such there may be an incentive to favor one account over another, resulting in conflicts of interest. For instance the Adviser or John Hancock may, for example, directly or indirectly, receive fees from an account that are higher than the fee (or other economic benefit) it receives from the Fund. In those instances, the portfolio manager may have an incentive to not favor the Fund over another account. The Adviser has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Compensation of Portfolio Managers. At the present time, the portfolio managers are paid by John Hancock a fixed annual salary as well as an employment compensation bonus that is currently based (in part) on the investment performance of certain accounts of John Hancock. This performance is independent of the investments made by the Adviser on behalf of its clients, including John Hancock GA Senior Loan Trust.

Share Ownership by Portfolio Managers. For purposes of these tables, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of John Hancock GA Senior Loan Trust; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage John Hancock GA Senior Loan Trust.

Portfolio Manager	Range of Beneficial Ownership in the Fund	Range of Beneficial Ownership in similarly managed accounts
Michael A Foreman, CFA	$0	$0
Long Hoang	0	0
Daniel A. Walker, CFA	0	0
Henry Wong	0	0
Yi Ying	0	0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant did not participate in securities lending activities.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “Nominating, Governance and Administration Committee Charter.”

(c)(2) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock GA Senior Loan Trust

By:	/s/ Ian Roke
Ian Roke
President

Date: February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ian Roke
Ian Roke
President

Date: February 19, 2021

By:	/s/ Heidi Knapp
Heidi Knapp
Treasurer and Chief Financial Officer

Date: February 19, 2021